Exhibit 10.1

EXPLANATORY NOTE

ON APRIL 7, 2017, SYNCHRONY BANK (F/K/A GE CAPITAL RETAIL BANK) AND SYNCHRONY FINANCIAL (“SYNCHRONY ENTITIES”) ENTERED INTO THE FIFTH AMENDMENT TO THE AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM AGREEMENT BY AND AMONG THE GAP, INC. (THE “COMPANY”), GAP (PUERTO RICO), INC., GPS CONSUMER DIRECT, INC., GAP (APPAREL), LLC, GAP (ITM) INC., AND THE SYNCHRONY ENTITIES, WHICH IS ATTACHED HERETO. THE SYNCHRONY ENTITIES ALSO ENTERED INTO THREE OTHER AGREEMENTS WITH CERTAIN OF THE COMPANY’S WHOLLY-OWNED SUBSIDIARIES ON THE SAME DAY:

1.
THE FIFTH AMENDMENT TO THE AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM AGREEMENT BY AND AMONG THE GAP, INC., OLD NAVY, LLC, GAP (PUERTO RICO), INC., GPS CONSUMER DIRECT, INC., OLD NAVY (APPAREL), LLC, AND OLD NAVY (ITM) INC. AND THE SYNCHRONY ENTITIES (THE “OLD NAVY CONTRACT”);

2.
THE FIFTH AMENDMENT TO THE AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM AGREEMENT BY AND AMONG THE GAP, INC., BANANA REPUBLIC, LLC, GAP (PUERTO RICO), INC., GPS CONSUMER DIRECT, INC., BANANA REPUBLIC (APPAREL), LLC, BANANA REPUBLIC (ITM) INC., AND THE SYNCHRONY ENTITIES (THE “BANANA REPUBLIC CONTRACT”); AND

3.
THE THIRD AMENDMENT TO THE AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM AGREEMENT BY AND AMONG THE GAP, INC., ATHLETA INC., ATHLETA LLC, ATHLETA (ITM) INC. AND GPS CONSUMER DIRECT, INC. AND THE SYNCHRONY ENTITIES (THE “ATHLETA CONTRACT”).

IN ACCORDANCE WITH INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K, ONLY THE FIFTH AMENDMENT TO THE AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM AGREEMENT BY AND BETWEEN THE COMPANY AND THE SYNCHRONY ENTITIES IS BEING FILED. THE ONLY MATERIAL DIFFERENCE BETWEEN THE ATTACHED AGREEMENT, THE OLD NAVY CONTRACT, THE BANANA REPUBLIC CONTRACT AND THE ATHLETA CONTRACT IS THE PARTIES THERETO.

FIFTH AMENDMENT TO
AMENDED AND RESTATED CONSUMER CREDIT CARD
PROGRAM AGREEMENT

This Fifth Amendment to the Amended and Restated Consumer Credit Card Program Agreement, dated as of April 7, 2017 (the “Amendment”) amends that certain Amended and Restated Consumer Credit Card Program Agreement dated as of February 28, 2014 (as amended, modified and supplemented from time to time, the “Agreement”) by and among Synchrony Bank, a federal savings bank (“Bank”), Synchrony Financial, a Delaware corporation (“Bank Parent”), The Gap, Inc., a Delaware corporation (“The Gap, Inc.”), Gap (Puerto Rico), Inc., a Puerto Rico corporation, GPS Consumer Direct, Inc., a California corporation, Gap (Apparel), LLC, a California limited liability company, and Gap (ITM) Inc., a California corporation (jointly and severally, the “Retailers”). Capitalized terms used herein and not otherwise defined have the meaning given in the Agreement.
WHEREAS, Bank and Retailers are parties to the Agreement, pursuant to which Bank provides consumer credit to qualified customers of Retailers for the purchase of goods and services from Retailers through the use of a private label credit card and from Retailers and other retailers through the use of a co-branded bankcard;
WHEREAS, the parties hereto desire to amend the Agreement as set forth herein;
NOW, THEREFORE, in consideration of the mutual promises and subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows:
I. ACKNOWLEDGEMENT AND AGREEMENT TO MOBILE WALLETS

1.1
Agreement to Enable Cards to be Provisioned in Mobile Wallets. Pursuant to [***] the Agreement, the parties have agreed to allow the Credit Cards to be provisioned in, and certain transactions to be facilitated by, Mobile Wallets [***]. In connection therewith, Bank will monitor, and provide servicing for, provisioning and transaction requests by Cardholders. [***].

1.2	Additional Agreements. In connection with the Credit Cards participating in Mobile Wallets, the parties have agreed as follows:
(a)    Pursuant to [***] of the Agreement, [***]. Bank shall notify Retailer promptly, in no event more [***] days from when Bank [***], of any material changes to the [***] associated with provisioning, tokenizing or transacting with a Mobile Wallet.
(b)    Notwithstanding [***] the Agreement, Bank may share [***] about the Bank’s portfolio [***] with Mobile Wallets. The [***] from Bank will include information about the use of [***] and the Program but will not separately identify the Credit Cards or the Program, other than with respect to [***], which will include [***] level.

(c)    Retailers acknowledge, that once the Credit Cards become eligible cards in a Mobile Wallet, Retailers would need to provide Bank with [***]. Nothing in this Agreement would require Merchant to continue to accept any specified Mobile Wallet in Retailer Locations even if the Credit Cards continue [***].
(d)    Bank will provide Retailers monthly and ad-hoc reporting by [***] including such information related to the Mobile Wallets as reasonably requested by Retailers from time to time, and such reporting may include: [***].
(e)     Bank’s failure to meet any authorization SLAs of the Agreement resulting solely from the routing of transactions through the Mobile Wallet shall not be deemed to be a [***] of the Agreement.
(f)    Retailers agree that Bank may provide the Licensed Marks to the applicable Mobile Wallet in furtherance of the participation of the Program in the Mobile Wallet and such use is consistent with the Bank’s use of the Licensed Marks in administration of the Program. Retailers agree that the applicable Mobile Wallet has the right to use such Licensed Marks during the Term as follows: (i) in connection with the use and display of the Credit Cards within the Mobile Wallet, (ii) in the marketing, advertising and promotion of the availability of the Credit Cards in the applicable Mobile Wallet subject to the approval process in [***], and (iii) in publicly disclosed lists of issuers and/or Retailers participating in the applicable Mobile Wallet.
(g) Notwithstanding [***] of the Agreement, unless otherwise agreed upon by the parties, Co-Brand Retailer [***] may not be routed through [***].  Retailers agree that, to the extent Bank is [***] with its [***] of such purchases, Retailers will be [***] on the Bank.
II. AMENDMENTS TO THE AGREEMENT
2.1 Addition of Section 2.08. The following new Section 2.08 is added to the Agreement:

“Section 2.08. End User Application. Bank will make available to Retailers the Bank’s Plug-In Software (as defined in Schedule 2.08) for use by Retailers and its customers in conjunction with the Retailers Application (as defined in Schedule 2.08), all in accordance with the terms and conditions set forth in Schedule 2.08.”
2.2 Amendment to Section 3.04(i)(v). Section 3.04(i)(v) is deleted and replaced with the following:

“(v)    Bank, or Bank through its authorized agents and independent contractors (including third party service providers), shall be entitled to (A) use Program Consumer Information for business, analytics, collections, risk management and modeling purposes (including marketing models); provided, however, that to the extent such modeling entails Bank [***]; provided, further, that Bank shall not provide to a participant in another Bank program copies of any analysis that separately identifies Retailers’ data and associates such data with Retailers, and (B) rent, disclose or use Program Consumer

Information as otherwise permitted under this Agreement.”
2.3 Amendment to Section 9.02(a)(iii). The reference to “dedicated” in Section 9.02(a)(iii) is deleted.

2.4 Amendment to Section 10.03(f)(i). Section 10.03(f)(i) is deleted and replaced with the following:

“(i) the applicable approval rate threshold [***] set forth on Schedule [***]; or”
2.5 Addition of Schedule 2.08. New Schedule 2.08 attached hereto as Attachment 1 is added to the Agreement.

2.6 Amendments to Schedule 9.02(h)(ii).

2.6.1	Paragraph F of Schedule 9.02(h)(ii) is deleted and replaced with the following:

“F.    For each month, Bank will respond to at [***] properly submitted through the mail within [***] after the Bank receives such application, and will respond to at least [***] of such applications within [***] after Bank receives such applications.”

2.6.2	Paragraph K of Schedule 9.02(h)(ii) is deleted and replaced with the following:

“K.    For each month, Bank will respond to [***] complaints forwarded to Bank’s customer service managers within [***].”
2.7 Addition of Schedule 10.03(f)(i). New Schedule 10.03(f)(i) attached hereto as Attachment 2 is added to the Agreement.

III. NEW VISA SIGNATURE CARDS
3.1 The Parties agree that Bank will begin issuing ‘Visa Signature’ Co-Brand Credit Cards that will be branded with certain Licensed Marks along with certain “Licensed Marks” as defined in each of the other Credit Card Programs (the “New Signature Cards”). The New Signature Cards will replace existing Co-Brand Credit Cards meeting the eligibility requirements of the Visa Signature program. For all purposes of the Credit Card Program Agreements, the New Signature Cards and their associated Co-Brand Accounts will remain subject to the provisions of the Credit Card Program under which such Co-Brand Accounts originated.

IV. GENERAL

4.1    Authority for Amendment. The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Retailers and Bank and upon execution by all parties, will constitute a legal, binding obligation thereof.

4.2    Effect of Amendment. Except as specifically amended hereby, the Agreement, and all terms contained therein, remains in full force and effect. The Agreement, as amended by this Amendment, constitutes the entire understanding of the parties with respect to the subject matter hereof.
4.3    Binding Effect; Severability. Each reference herein to a party hereto will be deemed to include its successors and assigns, all of whom will be bound by this Amendment and in whose favor the provisions of this Amendment will inure. In case any one or more of the provisions contained in this Amendment will be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.
4.4    Further Assurances. The parties hereto agree to execute such other documents and instruments and to do such other and further things as may be necessary or desirable for the execution and implementation of this Amendment and the consummation of the transactions contemplated hereby and thereby.
4.5    Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of Utah.
4.6    Counterparts. This Amendment may be executed in counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one agreement.
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IN WITNESS WHEREOF, Bank, Bank Parent and Retailers have caused this Amendment to be executed by their respective officers thereunto duly authorized as the date first above written.

BANK: SYNCHRONY BANK By: /s/ THOMAS M. QUINDLEN Name: THOMAS M. QUINDLEN Title: EVP RETAIL CARD	RETAILERS: THE GAP, INC. By: /s/ TERI LIST-STOLL Name: TERI LIST-STOLL Title: EVP & CFO

GAP (PUERTO RICO), INC. By: /s/ TERI LIST-STOLL Name: TERI LIST-STOLL Title: EVP & CFO

BANK PARENT: SYNCHRONY FINANCIAL By: /s/ THOMAS M. QUINDLEN Name: THOMAS M. QUINDLEN Title: EVP & CEO RETAIL CARD	GPS CONSUMER DIRECT, INC. By: /s/ TERI LIST-STOLL Name: TERI LIST-STOLL Title: EVP & CFO GAP (APPAREL), LLC By: /s/ TERI LIST-STOLL Name: TERI LIST-STOLL Title: EVP & CFO

GAP (ITM) INC. By: /s/ TERI LIST-STOLL Name: TERI LIST-STOLL Title: EVP & CFO

[Signature page to Fifth Amendment to
Amended and Restated Credit Card Program Agreement]

ATTACHMENT 1

Schedule 2.08
Plug-In Software Schedule

Under this Schedule, Retailers will integrate and make available Bank’s Plug-In Software as part of the Retailer Application to End Users, all on the terms of this Schedule as further described below.

1.Additional Definitions. Capitalized terms used in and not otherwise defined in this Schedule 2.08 shall have the meaning given to them in the Agreement. The terms below shall have the following meanings:

“Bundled Application” means the Plug-In Software as an integrated component of the Retailer Application.

“Retailer Application” means the application that Retailers make available to End Users that: (i) is owned or operated by or on behalf of Retailers; and (ii) is listed in Exhibit A to this Schedule.

“Documentation” means the manuals and technical documentation provided by Bank with respect to the Plug-In Software.

“End User” means any person or entity that downloads and/or uses the Retailer Application.

“Plug-In Software” means the plug-in software described in Exhibit A to this Schedule, in object code form, together with Updates provided to Retailers under this Schedule.

“Updates” means any updates, bug fixes, new versions and other modifications and amendments to the Plug-In Software that Bank furnishes to Retailers under this Schedule.

2.	Delivery and Integration.

(a)Implementation Schedule. Promptly following the execution of the Fifth Amendment to the Agreement, Bank and Retailers will develop and mutually agree on a schedule for the delivery of the Plug-In Software and the Documentation to Retailers, the evaluation and acceptance of the Plug-In Software by Retailers, and the launch of the Bundled Application to End Users by Retailers (the “Implementation Schedule”). Each Party will use commercially reasonable efforts to complete its obligations in the Implementation Schedule by the timeframes set forth in such Implementation Schedule.

(b)Development. Retailers will perform all development work to integrate the Plug-In Software with the Retailer Application, although Bank will work in good faith with Retailers to facilitate integration by providing commercially reasonable technical assistance and relevant documentation.

(c)Branding. The Bundled Application will be branded solely with the Licensed Marks.

(d)Launch. Retailers will make the Bundled Application commercially available through the applicable application download utility (e.g., [***]) to End Users at no charge or expense to End Users. Retailers will provide Bank with an opportunity to review the Bundled Application before Retailers make it available to End Users. If either Party has any concerns with the functioning of the Bundled Application, the Parties will work together in good faith to resolve them.

(e)Fees and Costs. The cost to develop and license the Plug-In Software will be funded solely by Bank, and the cost to install the Plug-In Software with the Retailer Application will be funded solely by Retailers. Bank will license the Plug-In Software to Retailers for [***] except as otherwise mutually agreed to by the Parties in writing.

3.Operation.

(a)End User Licensing. Retailers will license the Bundled Application directly to each End User pursuant to Retailers’ end user licensing terms, and Retailers are solely responsible for all aspects concerning the downloading of the Bundled Application by End Users. Retailers will: (i) ensure that its end user licensing terms for the Bundled Application [***] and [***]; (ii) not make any representations, warranties, or promises to End Users regarding the Bundled Application on behalf of or impose any [***] or [***] with respect to the Bundled Application; and (iii) not otherwise represent to End Users or others that [***] of the Bundled Application. Bank shall have the right, upon Bank’s request, to review and provide comments on the form of end user licensing terms for the Bundled Application, and Retailers shall incorporate Bank’s requested changes to the extent reasonable and consistent with this Schedule 2.08.

(b)Privacy Policy. End Users’ use of the Retailer Application (excluding the integrated Plug-In Software) will be subject to and in accordance with the then-current version of Retailer’s privacy policy. End Users’ use of the Plug-In Software as part of the Bundled Application will be subject to and in accordance with the then-current version of Bank Privacy Disclosures.

(c)Push Notifications. Retailers will permit Bank, and provide it with the necessary authorization (including the applicable push notification certificates), to push notifications to End Users via the Bundled Application. Bank will not provide any push notifications to End Users unless and until Retailers have approved such communications, which approval will not be unreasonably withheld or delayed.

(d)Updates. During the term of this Schedule, Bank may provide Updates (including updated Documentation) to the Plug-In Software and will use commercially reasonable efforts to notify Retailers in advance of any material Updates. Retailers shall use commercially reasonable efforts to install all Updates as soon as practicable, but in no event later than [***], after receipt.

(e)Additional Support. If requested by Retailers and agreed upon in writing by both Bank and Retailers, Retailers may purchase additional services relating to the Plug-In Software, such as training, consulting, customization or other services, at Bank’s then-current standard rates.

4.Reporting. Retailers will provide to Bank aggregated, non-personally identifiable data reasonably requested by Bank regarding the Bundled Application, including the number of downloads and [***].

5.Intellectual Property.

(a)Grant of License. Subject to the terms and conditions of this Schedule, Bank hereby grants to Retailers during the term of this Schedule a royalty-free, fully-paid up, non-exclusive, non-transferable, non-sublicensable, license to (i) reproduce, install and use the Plug-In Software as necessary to combine it with the Retailer Application to create the Bundled Application, (ii) combine the Plug-In Software with the Retailer Application to create the Bundled Application, and (iii) promote, offer, and distribute the Plug-In Software to End Users only within the Bundled Application.

(b)Restrictions. Except as expressly permitted by Section 5(a) above, Retailers will not, and will not instruct, allow, or induce others to: (i) delete, remove or alter any copyright notices on the Plug-In Software; (ii) assign, transfer or pledge the Plug-In Software; (iii) sublicense, distribute or otherwise transfer the Plug-In Software separately from the Bundled Application; (iv) use the Plug-In Software for time-sharing, rental or service bureau purposes; (v) reverse engineer, decompile or disassemble the Plug-In Software or otherwise attempt to discover the source code to the Plug-In Software; (vi) create or attempt to create derivative works of the Plug-In Software, in whole or in part; or (vii) use, transfer, export or re-export the Plug-In Software in violation of Law.

(c)Security Measures. The Plug-In Software may contain technological measures designed to prevent unauthorized or illegal use of the Plug-In Software by Retailers and End Users. Retailers agree that Bank may use these measures to verify Retailers’ compliance with the terms of this Schedule and to enforce Bank’s rights, including all IP rights, in and to the Plug-In Software. The Plug-In Software will not contain: (i) any virus, Trojan horse, worm, backdoor or other software or hardware devices that would permit unauthorized access to or to disable, erase, or otherwise harm any computer, systems or software, or (ii) any time bomb, drop dead device or other software or hardware device designed to disable a computer program.

(d)Ownership; Reservation. Subject to the licenses in this Schedule, as between the Parties: (i) Retailers own all IP rights in the Retailer Application; and (ii) Bank owns all IP rights in the Plug-In Software and Documentation. All rights not expressly granted are expressly reserved by the rights holder.

6.Disclaimer. THE PLUG-IN SOFTWARE AND THE DOCUMENTATION ARE PROVIDED “AS IS” WITHOUT WARRANTIES OF ANY KIND. BANK MAKES NO WARRANTIES REGARDING THE PLUG-IN SOFTWARE OR PLUG-IN SERVICES AND EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND WHETHER EXPRESS OR IMPLIED (EITHER IN FACT OR BY OPERATION OF LAW), INCLUDING THE WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, COMPATIBILITY WITH THIRD PARTY PRODUCTS, NON-INFRINGEMENT OF THIRD PARTIES’ RIGHTS, OR SECURE, ERROR-FREE, OR UNINTERRUPTED

OPERATION. Bank does not warrant that the Plug-In Software provided hereunder will meet Retailers’ or End Users’ requirements or that the operation of the Plug-In Software will be uninterrupted or error free or that all defects will be corrected.

7.IP Indemnification. In addition to the Parties’ indemnification obligations in Article XII of the Agreement, each Party will indemnify, defend and hold harmless the other Party as set forth below. For clarity, the terms in [***] will apply to each Party’s additional indemnification obligations below.

(a)Indemnification by Bank. Bank shall indemnify, defend and hold harmless Retailers, their Affiliates and their respective officers, directors, employees and agents from and against and in respect of [***].

(b)Indemnification by Retailers. Retailers shall indemnify, defend and hold harmless Bank, its Affiliates and their respective officers, directors, employees and agents from and against and in respect of [***].

(c)Limitations. Bank has no duty to defend, indemnify or hold Retailers, their Affiliates, or their respective officers, directors, employees or agents harmless under Section 7(a) of this Schedule for such third party claim alleging infringement, misappropriation or other violation of third-party IP rights to the extent arising from or based on: (i) use of the Plug-In Software after Bank notifies Retailers to discontinue use because of such third party claim; (ii) combining the Plug-In Software with a product, service, data or business process not provided by Bank, if such third party claim would not have arisen but for such combination; or (iii) modifying the Plug-In Software if the third party claim would not have arisen but for such modification.

8.Term and Termination.

(a)Mutual Termination. Either Party may suspend performance or terminate this Schedule immediately on notice at any time if the other Party materially breaches this Schedule and fails to cure within 30 days after receiving notice. Additionally, this Schedule will immediately terminate upon the termination or expiration of the Agreement.

(b)Bank Termination. Bank may terminate this Schedule and/or suspend Retailers’ and any End User’s access to the Plug-In Software immediately upon written notice to Retailers if (i) Bank’s access to the services required to provide all or part of the Plug-In Software functionality is terminated; (ii) Retailers or any End User is in breach of Law; or (iii) Bank determines, in its reasonable discretion, that the use of or access to the Plug-In Software poses an unacceptable compliance or security risk to Bank, Retailers, or any End User.

(c)Effect of Termination. Upon termination or expiration of this Schedule for any reason, all rights granted to Retailers hereunder will automatically terminate and revert to Bank. Retailers shall (i) discontinue all use of the Plug-In Software, and any copies thereof, in whole or in part, (ii) cease and desist from combining the Plug-In Software in the Retailer Application, (iii) cease and desist from distributing and licensing the Bundled Application to End Users, and (iv) return or destroy, as requested by Bank, all copies of the Plug-In Software and any

Documentation and any other confidential information concerning the Plug-In Software and/or Documentation. Termination or expiration of this Schedule for any reason does not terminate or otherwise impact in any way the Agreement or any other Schedules. The following sections will survive termination or expiration of this Schedule: Sections 1, 3(b), 5(d), 6, 7, 8(d), and 9.

9.Subcontractors. Solely for the purposes of this Schedule 2.08 and without limiting any other provision in the Agreement regarding the use of service providers, either Party may delegate performance under this Schedule to its Affiliates or to third parties (collectively, “Subcontractors”). The delegating party remains fully liable for the Subcontractor’s performance (which will be imputed to the delegating party) under this Schedule 2.08.

Exhibit A - Descriptions of Plug-In Software and Retailer Application

•	Description of Plug-In Software:

The Plug-In Software is a precompiled native software application plug-in for installation in iOS or Android applications that (i) has its own user interface and data flow, and (ii) is designed to create a branded credit and loyalty experience within the native iOS or Android application, and includes credit features such as account summary and transaction viewing, credit card bill payment, offers and promotions, geolocation and beacon-triggered messaging, and scheduled alerts and notifications.

•	Description of Retailer Application:

The Retailer Application is the native device application software, available in the Apple App Store and/or Google Play, downloaded by consumers to enhance their experience with the Retailers’ Licensed Marks.

ATTACHMENT 2

Schedule 10.03(f)(i)
Targeted Approval Rates

1.	Subject to the terms below, Bank shall target [***]:

Equivalent Fico Range	Approval Requirement
760 +	[***]
700 - 759	[***]
660 - 699	[***]

2.	Monthly, the actual approval rates for Applicants will be measured [***] over the preceding month, and Bank will promptly notify Retailers if any [***]

3.	For purposes of the [***], Credit Card Applications shall exclude the following:

a.	Incomplete, suspected fraudulent, or duplicate Credit Card Applications;

b.	Credit Card Applications from existing customers;

c.	Credit Applications from pre-approval or quickscreen campaigns,

d.	Credit Card applications from customers using a computer, Internet device, mobile-phone or other handheld electronic device not owned or operated by the retailer;

e.
Credit Card Applications from customers not of legal age, debtors in bankruptcy proceedings, non-residents of the United States, No Bureau File found, applications that fail to meet the requirements of the Ability to Pay requirements of the CARD Act, or do not comply with Applicable Law; and

f.	Applicants the Parties otherwise agreed in writing to exclude.

4.	Bank will approve as many Applicants as prudently possible below [***].

5.	The [***] may be adjusted annually as mutually agreed upon by the Program Execution Committee.

6.	If Bank fails to satisfy a particular [***], such failure shall constitute a [***]. The remedy set forth in this schedule will be Company’s sole and exclusive remedy for [***].